UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

On September 25, 2018, Arcosa, Inc. (“Arcosa”), a wholly-owned subsidiary of Trinity Industries, Inc. (“Trinity”), filed a further amendment to its Registration Statement on Form 10 with the Securities and Exchange Commission (“SEC”), in connection with Trinity’s previously announced intention to separate its infrastructure-related businesses through a distribution of all of the common stock of Arcosa to Trinity stockholders. A copy of the amendment to the Form 10 registration statement is accessible by searching for filings by Arcosa (CIK: 0001739445) on the SEC's Edgar reporting system, which can be found at http://www.sec.gov/edgar/searchedgar/companysearch.html. A copy can also be found on the Trinity Spin-Off section of Trinity’s website at www.trin.net.

This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of Item 7.01 of this report on Form 8-K is not an admission of the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 8.01    Other Events.

On September 25, 2018, in connection with the proposed separation of Arcosa, Trinity announced in a press release that its board of directors has declared a distribution to Trinity stockholders of one share of Arcosa common stock for every three shares of Trinity common stock they own as of 5:00 p.m. local New York City time on October 17, 2018, the record date for the distribution. The distribution is expected to be effective at 12:01 a.m. local New York City time on November 1, 2018. Completion of the distribution is conditioned upon the satisfaction or waiver of certain conditions as set forth in the Separation and Distribution Agreement previously filed with the SEC as part of Arcosa’s Registration Statement on Form 10.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued September 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

September 25, 2018	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer